UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2010

GRIFFON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-06620	11-1893410
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 957-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on July 19, 2010, Clopay Acquisition Corp. (“Clopay Acquisition”), a Delaware corporation and an indirect wholly-owned subsidiary of Griffon Corporation (“Griffon”), entered into debt and equity financing commitments, the proceeds of which are sufficient to pay the purchase price for the acquisition (the “Stock Purchase”) of all of the issued and outstanding shares of the capital stock of CHATT Holdings Inc., a Delaware Corporation (“Ames Holdings”), for a total of $542 million in cash (on a cash and debt-free basis), and related transaction fees and expenses.  On July 19, 2010, Clopay Acquisition also entered into a Stock Purchase Agreement (the “Purchase Agreement”) with CHATT Holdings LLC, a Delaware limited liability company (“Seller”), Ames Holdings, of which Ames True Temper, Inc. is a wholly-owned subsidiary, and, solely for purposes of Section 7.09 thereof, Griffon, relating to the Stock Purchase.

On September 8, 2010, Clopay Acquisition and Clopay Corporation (“Clopay”) entered into an amended and restated debt commitment letter (the “Amended and Restated Debt Commitment Letter”) with Goldman Sachs Lending Partners LLC (“GSLP”), JPMorgan Chase Bank, N.A. and JP Morgan Securities LLC (together, “JP Morgan”), and Deutsche Bank Securities Inc. and Deutsche Bank Trust Company Americas (together, “Deutsche Bank”).  Under the Amended and Restated Debt Commitment Letter:

•                  GSLP and Deutsche Bank have agreed to provide Clopay Ames True Temper Holding Corp., a Delaware corporation and a direct wholly owned subsidiary of Clopay (“Clopay Ames”), with a $375 million senior secured term loan facility (the “Term Facility”), on the terms and subject to the conditions set forth in the Amended and Restated Debt Commitment Letter.

•                  JP Morgan and Deutsche Bank have agreed to provide Clopay Ames with a $125 million senior secured asset-based revolving credit facility (the “ABL Facility”), on the terms and subject to the conditions set forth in the Amended and Restated Debt Commitment Letter.

•                  Clopay and Clopay Acquisition have represented that Griffon and its subsidiaries will contribute no less than $196 million in cash to Clopay Acquisition, which represents an additional $100 million from the amount set forth in the original commitment letter.

It is anticipated that approximately $25 million of the ABL Facility will be drawn at closing. The funds drawn under the ABL Facility, together with the proceeds of the Term Facility and the cash contributed from Griffon and its subsidiaries, will be used to fund the Stock Purchase, pay related fees and expenses, and repay the outstanding balance on an existing ABL facility.

Consummation of the debt financing is subject to various conditions set forth in the Amended and Restated Debt Commitment Letter, including the absence of certain “material adverse effects” in respect of Ames Holdings and its subsidiaries, taken as a whole, and the absence of certain “material adverse effects” in respect of Ames Holdings, Clopay and their respective subsidiaries, taken as a whole.

Loans under the Term Facility will mature on the sixth anniversary of the closing date of the Stock Purchase and will bear interest at a rate based, at the borrower’s option, upon either

LIBOR or the prime rate plus a spread.  The Term Facility loans will be collateralized by a first-priority lien on substantially all of the assets of Clopay, Ames Holdings and their respective material subsidiaries, other than inventory, accounts receivable and cash, which will collateralize the ABL Facility on a first-priority basis and the Term Facility on a second-priority basis.

The ABL Facility will provide a revolving credit facility for a five-year term, commencing on the closing date of the transaction.  Borrowings under the ABL Facility will bear interest at rates based, at the borrower’s option, upon either LIBOR or the prime rate plus a margin, and will be collateralized by a first-priority lien on the inventory, accounts receivable and cash of Clopay Holdings, Ames Holdings and their respective material subsidiaries, and a second lien on substantially all the other assets of such entities.

Certain terms of the Term Facility and the ABL Facility are subject to modification in certain limited respects if GSLP (in the case of the Term Facility) or JP Morgan (in the case of the ABL facility) shall determine, in its reasonable discretion, that such modifications are reasonably necessary to facilitate or attempt to facilitate a successful syndication.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed Stock Purchase, the management of Griffon and Griffon’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Griffon on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Griffon nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Griffon’s control. These factors include: failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the Transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Griffon undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Griffon’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2010	GRIFFON CORPORATION.

	By:	/S/ Seth L. Kaplan
		Name:	Seth L. Kaplan
		Title:	Senior Vice President, General Counsel and Secretary